Bank of America Merrill Lynch 2013 Leveraged Finance Conference December 2013 Dave Vellequette, CFO

© Avaya 2013 2 Fiscal Q4 2013 Financial Highlights  Revenue of $1.2 billion: up 4.3% sequentially – Increases in all geographies and US Government-related business – Second quarter of sequential growth – Product Book-to-Bill: >1 for third quarter in a row  Gross Margin: record high @ 58.1%  Operating income of $244 million – Operating margin record: 20.3%  Adjusted EBITDA of $295 million – 24.6% of revenue (both record levels)  Q4 2013 Cash Flow from Operations: $52 million – FY 2013: $151M – FY 2012: $ 44M  Cash and cash equivalents: $288 million Income Statement is non-GAAP. For a reconciliation of non-GAAP to GAAP financial information, please see the appendix.

© Avaya 2013 3 Business Business 3Q13 Actual 4Q13 Actual B/(W) QoQ Model @ 1,100 Model @ 1,150 Products 561 617 56 515 555 % Margin 58.5% 62.4% 3.9% 61.6% 62.0% Services 590 583 (7) 585 595 % Margin 53.6% 53.5% -0.1% 55.0% 55.0% TOTAL REVENUE 1,151 1,200 49 1,100 1,150 Non-GAAP Gross Profit 644 697 53 639 671 % Non-GAAP Margin 56.0% 58.1% 2.1% 58.0% 58.3% Opex 473 453 20 446 453 % of Revenue 41.1% 37.8% 3.4% 40.5% 39.4% Non-GAAP Operating Income* 171 244 73 193 218 % Revenue 14.9% 20.3% 5.5% 17.5% 19.0% Adjusted EBITDA 225 295 70 250 275 % of Revenue 19.5% 24.6% 5.1% 22.7% 23.9% * Excl Intangibles, Integration, Restructuring, Acquisition P&L ($M) Non-GAAP • Product gross margin maintained above model • Gross Margin % was a record performance. • Adjusted EBITDA $ and % were record levels • We continue to target having all of the Cost Reduction Actions in place by end of calendar 2013 We have structured our cost improvement initiatives such that, if the quarterly revenue is between $1.1 billion and $1.5 billion, our operational structure, absent any incremental investments, would generate adjusted EBITDA in the range of $250 and $275 million For a reconciliation of non-GAAP to GAAP financial information, please see the appendix.

© Avaya 2013 4 Annual Financial Performance FY2010 FY2011 FY2012 FY2013 Revenue ($B) $5.1 $5.5 $5.2 $4.7 EBITDA (%) 16% 18% 19% 20% Gross Margin (%) Product 54% 57% 58% 59% Services 46% 48% 50% 53% Corporate-wide 50% 53% 54% 56% Net Promoter Score – – 32 41 Revenue / Employee $267K $298K $305K $330K Ending Headcount 18,925 18,588 16,951 14,315 Transformational initiatives have driven operational improvements in margin and profitability Amounts shown are non-GAAP. Amounts included may be rounded to the approximate nearest Million for revenue and full integer EBITDA and Margin percentages. For a reconciliation of non-GAAP to GAAP financial information, please see the appendix.

© Avaya 2013 5 0.15 2.0 1.1 1.3 1.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2013 2014 2015 2016 2017 2018 2019 2020 2021 Avaya Debt Maturity Profile ($ in Billions, by calendar year) Senior Secured Bonds (9%) Senior Secured Bonds (7%) Cash Pay Notes (9.75%) PIK Toggle Notes (10.125%) TLB – 5 (8.0%) TLB – 4 (7.5%) TLB – 3 (4.8%) 2nd Lien Bonds (10.5%)  No significant debt maturities until 2017 and beyond  Amortization of $38M, paid annually against term loan amounts

© Avaya 2013 6 Avaya Financial Highlights (Dollars in millions; except Net Debt) Quarterly Operating Model (after benefits from Cost Reduction Actions1) Revenue Range $1,100 - $1,150 Adjusted EBITDA Range $250 - $275 Adjusted EBITDA Margin 22.7% - 23.9% Financial Facts 2013 Cost Reductions1 $460 Net Debt $5.8B Q4 Annualized Adjusted EBITDA / Net Debt 4.9 Products & Services (% of Total Avaya Revenue) FY 11 FY 12 FY 13 Legacy - Nortel & Tenovis, excluding Networking 20% 16% 12% New - Video, Avaya Aura, IP Office, cloud and managed services 15% 17% 20%  New products provide foundation for future growth  Model performance structured to grow cash balance  Expect Q3/Q4 2013 cost initiatives to be fully realized in March 2014  Operating cash flows are accelerating For a reconciliation of non-GAAP to GAAP financial information, please see the appendix.

© Avaya 2013 7 Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements, including statements regarding our future financial and operating performance, as well as statements regarding our future growth plans and drivers. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect,“ "intend," "may," "might," "plan," "potential," "predict," "should" or "will" or other similar terminology. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to our filings with the SEC that are available at www.sec.gov and in particular, our 2013 Form 10-K for the year ended September 30, 2013. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a reconciliation of non-GAAP to GAAP financial information, please see the appendix and our Form 10-K filed with the SEC on 11/22/2013.

Non-GAAP Reconciliation
Adjusted EBITDA

Avaya Inc.
Supplemental Schedule of Non-GAAP Adjusted EBITDA
(Unaudited; in millions)

	For the three months ended September 30, 2013	For the three months ended September 30, 2012	For the twelve months ended September 30, 2013	For the twelve months ended September 30, 2012	For the twelve months ended September 30, 2011	For the twelve months ended September 30, 2010
Net income (loss)	$ 23	$ 10	$ (364)	$ (344)	$ (863)	$ (871)
Interest expense	121	107	467	431	460	487
Interest income	-	-	(2)	(3)	(5)	(5)
(Benefit from) provision for income taxes	(36)	(54)	(45)	8	68	18
Depreciation and amortization	123	138	454	564	653	691
EBITDA	231	201	510	656	313	320
Impact of purchase accounting adjustments	-	1	1	3	-	5
Restructuring charges, net	35	14	200	142	189	171
Sponsors' fees	2	2	7	7	7	7
Acquisition-related costs	-	-	1	4	5	20
Integration-related costs	3	5	15	19	132	208
Debt registration fees	-	-	-	-	-	1
Loss on extinguishment of debt	-	-	6	-	246	-
Third-party fees expensed in connection with the debt modification	-	-	18	-	9	-
Strategic initiative costs	-	-	-	-	-	6
Non-cash share-based compensation	4	1	11	8	12	19
Write-down of assets held for sale to net realizable value	-	1	-	5	1	-
(Gain) loss on investments and sale of long-lived assets, net	-	-	(1)	3	1	(4)
Goodwill impairment	-	-	89	-	-	-
Impairment of long-lived assets	-	4	1	6	-	16
Reversal of contingent liability related to acquisition	-	(1)	-	(1)	-	-
Net income of unrestricted subsidiaries, net of dividends received	-	-	-	-	-	(6)
Venezuela hyperinflationary and devaluation charges	-	-	1	-	-	-
Resolution of legal matters	-	-	10	-	-	-
Loss (gain) on foreign currency transactions	5	14	(5)	21	(12)	1
Pension/OPEB/nonretirement postemployment benefits and long-term disability costs	15	25	79	98	68	31
Adjusted EBITDA	$ 295	$ 267	$ 943	$ 971	$ 971	$ 795

© Avaya 2013

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AVAYA

Non-GAAP Reconciliation
Gross Margin and Operating Income

Avaya Inc.
Supplemental Schedules of Non-GAAP Reconciliations
(Unaudited; in millions)

	For the Three Months Ended					For the Twelve Months Ended			
	Sept. 30, 2012	Dec. 31, 2012	Mar. 31, 2013	June 30, 2013	Sept. 30, 2013	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2012	Sept. 30, 2013
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin									
GAAP Gross Profit	$ 646	$ 666	$ 586	$ 627	$ 681	$ 2,172	$ 2,632	$ 2,586	$ 2,560
GAAP Gross Margin	50.6%	53.7%	52.4%	54.5%	56.8%	42.9%	47.4%	50.0%	54.4%
Items excluded:									
Amortization of technology intangible assets	46	22	14	13	14	291	257	192	63
Acquisition/integration-related costs	-	-	-	-	-	54	26	-	-
Impairment of capitalized software development costs	4	-	-	1	-	-	-	6	1
Share-based compensation	1	1	-	2	2	5	6	4	5
Purchase accounting adjustments	1	-	-	1	-	5	-	3	1
Non-GAAP Gross Profit	$ 698	$ 689	$ 600	$ 644	$ 697	$ 2,527	$ 2,921	$ 2,791	$ 2,630
Non-GAAP Gross Margin	54.7%	55.6%	53.7%	56.0%	58.1%	49.9%	52.6%	54.0%	55.9%
Reconciliation of Non-GAAP Operating Income									
GAAP Operating Income (Loss)	$ 76	$ 23	$ (72)	$ 14	$ 113	(381)	$ (94)	$ 115	$ 78
Percentage of Revenue	6%	2%	-6%	1%	9%	-8%	-2%	2%	2%
Items excluded:									
Amortization of acquired assets	103	79	71	70	70	509	483	418	290
Restructuring and impairment charges, net	15	84	18	63	35	187	189	147	200
Acquisition/integration-related costs	6	5	6	5	4	228	136	24	20
Share-based compensation	1	2	1	4	4	19	12	8	11
Impairment of capitalized software development costs	4	-	-	1	-	-	-	6	1
Incremental accelerated depreciation	-	-	-	3	18	-	-	-	21
Strategic initiative costs	-	-	-	-	-	6	-	-	-
Goodwill impairment	-	-	89	-	-	-	-	-	89
Resolution of legal matters	-	-	-	10	-	-	-	-	10
Purchase accounting adjustments	1	-	-	1	-	5	-	3	1
Non-GAAP Operating Income	$ 206	$ 193	$ 113	$ 171	$ 244	$ 573	$ 726	$ 721	$ 721
Percentage of Revenue	16.1%	15.6%	10.1%	14.9%	20.3%	11.3%	13.1%	13.9%	15.3%

© Avaya 2013
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AVAYA

Non-GAAP Reconciliation
Product and Services Gross Margins

Avaya Inc.
Supplemental Schedules of Non-GAAP Reconciliation of Gross Profit and Gross Margin by Portfolio
(Unaudited; in millions)

	For the Three Months Ended					For the Twelve Months Ended			
	Sept. 30, 2012	Dec. 31, 2012	Mar. 31, 2013	June 30, 2013	Sept. 30, 2013	Sept. 30, 2010	Sept. 30, 2011	Sept. 30, 2012	Sept. 30, 2013
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products									
Revenue	$ 652	$ 631	$ 529	$ 560	$ 617	$ 2,602	$ 2,976	$ 2,672	$ 2,337
Costs (exclusive of amortization of technology intangible ass	284	261	236	234	232	1,243	1,314	1,145	963
Amortization of technology intangible assets	46	22	14	13	14	291	257	192	63
GAAP Gross Profit	322	348	279	313	371	1,068	1,405	1,335	1,311
GAAP Gross Margin	49.4%	55.2%	52.7%	55.9%	60.1%	41.0%	47.2%	50.0%	56.1%
Items excluded:									
Amortization of technology intangible assets	46	22	14	13	14	291	257	192	63
Acquisition/integration-related costs	-	-	-	-	-	37	18	-	-
Impairment of capitalized software development costs	4	-	-	1	-	-	-	6	1
Purchase accounting adjustments	1	-	-	1	-	-	(3)	3	1
Non-GAAP Gross Profit	$ 373	$ 370	$ 293	$ 328	$ 385	$ 1,396	$ 1,677	$ 1,536	$ 1,376
Non-GAAP Gross Margin	57.2%	58.6%	55.4%	58.5%	62.4%	53.7%	56.3%	57.4%	58.9%
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services									
Revenue	$ 625	$ 609	$ 589	$ 590	$ 583	$ 2,458	$ 2,571	$ 2,499	$ 2,371
Costs	301	291	282	276	273	1,354	1,344	1,248	1,122
GAAP Gross Profit	324	318	307	314	310	1,104	1,227	1,251	1,249
GAAP Gross Margin	51.8%	52.2%	52.1%	53.2%	53.2%	44.9%	47.7%	50.1%	52.7%
Items excluded:									
Acquisition/integration-related costs	-	-	-	-	-	17	8	-	-
Share-based compensation	1	1	-	2	2	5	6	4	5
Purchase accounting adjustments	-	-	-	-	-	5	3	-	-
Non-GAAP Gross Profit	$ 325	$ 319	$ 307	$ 316	$ 312	$ 1,131	$ 1,244	$ 1,255	$ 1,254
Non-GAAP Gross Margin	52.0%	52.4%	52.1%	53.6%	53.5%	45.9%	48.3%	50.2%	52.9%

© Avaya 2013

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